Exhibit 99.1
Alphabet Announces Third Quarter 2022 Results
MOUNTAIN VIEW, Calif. – October 25, 2022 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended September 30, 2022.
Sundar Pichai, CEO of Alphabet and Google, said: “We’re sharpening our focus on a clear set of product and business priorities. Product announcements we’ve made in just the past month alone have shown that very clearly, including significant improvements to both Search and Cloud, powered by AI, and new ways to monetize YouTube Shorts. We are focused on both investing responsibly for the long term and being responsive to the economic environment.”
Ruth Porat, CFO of Alphabet and Google, said: “Our third quarter revenues were $69.1 billion, up 6% versus last year or up 11% on a constant currency basis. Financial results for the third quarter reflect healthy fundamental growth in Search and momentum in Cloud, while affected by foreign exchange. We’re working to realign resources to fuel our highest growth priorities.”
Q3 2022 financial highlights
The following table summarizes our consolidated financial results for the quarters ended September 30, 2021 and 2022 (in millions, except for per share information and percentages; unaudited).

	Quarter Ended September 30,
	2021	2022
Revenues	$65,118	$69,092
Change in revenues year over year	41%	6%
Change in constant currency revenues year over year(1)	39%	11%

Operating income	$21,031	$17,135
Operating margin	32%	25%

Other income (expense), net	$2,033	$(902)

Net income	$18,936	$13,910
Diluted EPS	$1.40	$1.06
(1)    Non-GAAP measure. See the table captioned “Reconciliation from GAAP revenues to non-GAAP constant currency revenues” for more details.

Q3 2022 supplemental information (in millions, except for number of employees; unaudited)
Revenues, Traffic Acquisition Costs (TAC) and number of employees

	Quarter Ended September 30,
	2021	2022
Google Search & other	$37,926	$39,539
YouTube ads	7,205	7,071
Google Network	7,999	7,872
Google advertising	53,130	54,482
Google other	6,754	6,895
Google Services total	59,884	61,377
Google Cloud	4,990	6,868
Other Bets	182	209
Hedging gains (losses)	62	638
Total revenues	$65,118	$69,092

Total TAC	$11,498	$11,826

Number of employees	150,028	186,779
Segment Operating Results

	Quarter Ended September 30,
	2021	2022
Operating income (loss):
Google Services	$23,973	$19,781
Google Cloud	(644)	(699)
Other Bets	(1,288)	(1,611)
Corporate costs, unallocated	(1,010)	(336)
Total income from operations	$21,031	$17,135
Webcast and conference call information
A live audio webcast of our third quarter 2022 earnings release call will be available on YouTube at https://youtu.be/AWRe3SGZFsU. The call begins today at 2:00 PM (PT) / 5:00 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available at http://abc.xyz/investor.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).
We also share Google news and product updates on Google’s Keyword blog at https://www.blog.google/, which may be of interest or material to our investors.
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 and our most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. All information provided in this release and in the attachments is as of October 25, 2022. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: free cash flow; constant currency revenues; and percentage change in constant currency revenues. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the effect of foreign exchange rate movements and hedging activities. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.
For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliation from net cash provided by operating activities to free cash flow” and “Reconciliation from GAAP revenues to non-GAAP constant currency revenues” included at the end of this release.
Contact

Investor relations	Media
investor-relations@abc.xyz	press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except par value per share amounts)

	As of December 31,	As of September 30,
	2021	2022
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$20,945	$21,984
Marketable securities	118,704	94,275
Total cash, cash equivalents, and marketable securities	139,649	116,259
Accounts receivable, net	39,304	34,697
Income taxes receivable, net	966	1,479
Inventory	1,170	3,156
Other current assets	7,054	10,518
Total current assets	188,143	166,109
Non-marketable securities	29,549	30,419
Deferred income taxes	1,284	2,991
Property and equipment, net	97,599	108,363
Operating lease assets	12,959	13,677
Intangible assets, net	1,417	2,192
Goodwill	22,956	28,834
Other non-current assets	5,361	5,670
Total assets	$359,268	$358,255
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,037	$6,303
Accrued compensation and benefits	13,889	12,366
Accrued expenses and other current liabilities	31,236	35,038
Accrued revenue share	8,996	7,662
Deferred revenue	3,288	3,585
Income taxes payable, net	808	1,025
Total current liabilities	64,254	65,979
Long-term debt	14,817	14,653
Deferred revenue, non-current	535	594
Income taxes payable, non-current	9,176	8,572
Deferred income taxes	5,257	476
Operating lease liabilities	11,389	11,984
Other long-term liabilities	2,205	2,371
Total liabilities	107,633	104,629
Contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value per share, 100 shares authorized; no shares issued and outstanding	0	0
Class A, Class B, and Class C stock and additional paid-in capital, $0.001 par value per share: 300,000 shares authorized (Class A 180,000, Class B 60,000, Class C 60,000); 13,242 (Class A 6,015, Class B 893, Class C 6,334) and 12,971 (Class A 5,978, Class B 884, Class C 6,109) shares issued and outstanding	61,774	66,258
Accumulated other comprehensive income (loss)	(1,623)	(8,852)
Retained earnings	191,484	196,220
Total stockholders’ equity	251,635	253,626
Total liabilities and stockholders’ equity	$359,268	$358,255

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts, unaudited)

	Quarter Ended September 30,		Year to Date September 30,
	2021	2022	2021	2022
Revenues	$65,118	$69,092	$182,312	$206,788
Costs and expenses:
Cost of revenues	27,621	31,158	77,951	90,861
Research and development	7,694	10,273	22,854	29,233
Sales and marketing	5,516	6,929	15,308	19,384
General and administrative	3,256	3,597	9,370	10,628
Total costs and expenses	44,087	51,957	125,483	150,106
Income from operations	21,031	17,135	56,829	56,682
Other income (expense), net	2,033	(902)	9,503	(2,501)
Income before income taxes	23,064	16,233	66,332	54,181
Provision for income taxes	4,128	2,323	10,941	7,833
Net income	$18,936	$13,910	$55,391	$46,348

Basic earnings per share of Class A, Class B, and Class C stock	$1.42	$1.07	$4.14	$3.53
Diluted earnings per share of Class A, Class B, and Class C stock	$1.40	$1.06	$4.08	$3.50
Number of shares used in basic earnings per share calculation	13,315	13,018	13,386	13,118
Number of shares used in diluted earnings per share calculation	13,530	13,097	13,588	13,229

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions, unaudited)

	Quarter Ended September 30,		Year to Date September 30,
	2021	2022	2021	2022
Operating activities
Net income	$18,936	$13,910	$55,391	$46,348
Adjustments:
Depreciation and impairment of property and equipment	3,085	3,933	8,340	11,222
Amortization and impairment of intangible assets	219	113	662	505
Stock-based compensation expense	3,874	4,976	11,422	14,262
Deferred income taxes	(1,287)	(1,920)	192	(6,157)
(Gain) loss on debt and equity securities, net	(2,158)	1,378	(9,792)	3,856
Other	64	167	(199)	369
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(2,409)	(97)	(3,276)	2,298
Income taxes, net	3,041	(609)	2,744	(862)
Other assets	(1,255)	(2,647)	(1,447)	(4,268)
Accounts payable	238	1,907	(874)	735
Accrued expenses and other liabilities	2,562	2,210	2,763	491
Accrued revenue share	357	(80)	386	(1,022)
Deferred revenue	272	112	406	104
Net cash provided by operating activities	25,539	23,353	66,718	67,881
Investing activities
Purchases of property and equipment	(6,819)	(7,276)	(18,257)	(23,890)
Purchases of marketable securities	(34,497)	(17,054)	(95,106)	(67,253)
Maturities and sales of marketable securities	31,459	28,713	92,126	84,087
Purchases of non-marketable securities	(656)	(364)	(2,068)	(1,628)
Maturities and sales of non-marketable securities	334	6	590	131
Acquisitions, net of cash acquired, and purchases of intangible assets	(259)	(5,649)	(2,233)	(6,885)
Other investing activities	388	791	441	1,367
Net cash used in investing activities	(10,050)	(833)	(24,507)	(14,071)
Financing activities
Net payments related to stock-based award activities	(2,602)	(2,041)	(7,239)	(7,221)
Repurchases of stock	(12,610)	(15,392)	(36,801)	(43,889)
Proceeds from issuance of debt, net of costs	6,350	15,094	13,949	44,322
Repayments of debt	(6,392)	(15,768)	(15,070)	(45,350)
Proceeds from sale of interest in consolidated entities, net	0	10	310	10
Net cash used in financing activities	(15,254)	(18,097)	(44,851)	(52,128)
Effect of exchange rate changes on cash and cash equivalents	(146)	(375)	(106)	(643)
Net increase (decrease) in cash and cash equivalents	89	4,048	(2,746)	1,039
Cash and cash equivalents at beginning of period	23,630	17,936	26,465	20,945
Cash and cash equivalents at end of period	$23,719	$21,984	$23,719	$21,984

Reconciliation from net cash provided by operating activities to free cash flow (in millions; unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Quarter Ended September 30, 2022
Net cash provided by operating activities	$23,353
Less: purchases of property and equipment	(7,276)
Free cash flow	$16,077
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.
Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, except percentages; unaudited):
We provide non-GAAP constant currency revenues and the non-GAAP percentage change in constant currency revenues because they facilitate the comparison of current results to historic performance by excluding the effect of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.
Comparison from the Quarter Ended September 30, 2020 to the Quarter Ended September 30, 2021

	Quarter Ended
	September 30, 2020	September 30, 2021	% Change from Prior Year
EMEA revenues	$13,924	$19,839	42%
EMEA constant currency revenues		19,349	39%

APAC revenues	8,458	11,705	38%
APAC constant currency revenues		11,697	38%

Other Americas revenues	2,371	3,688	56%
Other Americas constant currency revenues		3,571	51%

United States revenues	21,442	29,824	39%

Hedging gains (losses)	(22)	62
Total revenues	$46,173	$65,118	41%
Revenues, excluding hedging effect	$46,195	$65,056
Exchange rate effect		(615)
Total constant currency revenues		$64,441	39%

Comparison from the Quarter Ended September 30, 2021 to the Quarter Ended September 30, 2022

	Quarter Ended
	September 30, 2021	September 30, 2022	% Change from Prior Year
EMEA revenues	$19,839	$19,450	(2)%
EMEA constant currency revenues		22,093	11%

APAC revenues	11,705	11,494	(2)%
APAC constant currency revenues		12,604	8%

Other Americas revenues	3,688	4,138	12%
Other Americas constant currency revenues		4,303	17%

United States revenues	29,824	33,372	12%

Hedging gains (losses)	62	638
Total revenues	$65,118	$69,092	6%
Revenues, excluding hedging effect	$65,056	$68,454
Exchange rate effect		3,918
Total constant currency revenues		$72,372	11%
Comparison from the Quarter Ended June 30, 2022 to the Quarter Ended September 30, 2022

	Quarter Ended
	June 30, 2022	September 30, 2022	% Change from Prior Quarter
EMEA revenues	$20,533	$19,450	(5)%
EMEA constant currency revenues		20,390	(1)%

APAC revenues	11,710	11,494	(2)%
APAC constant currency revenues		11,949	2%

Other Americas revenues	4,340	4,138	(5)%
Other Americas constant currency revenues		4,290	(1)%

United States revenues	32,727	33,372	2%

Hedging gains (losses)	375	638
Total revenues	$69,685	$69,092	(1)%
Revenues, excluding hedging effect	$69,310	$68,454
Exchange rate effect		1,547
Total constant currency revenues		$70,001	1%
Non-GAAP constant currency revenues and percentage change: We define non-GAAP constant currency revenues as total revenues excluding the effect of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue percentage change on year-on-year and quarter-on-quarter basis. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging effect recognized in the current quarter. Constant currency revenue percentage change is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging effect recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions; unaudited):

	Quarter Ended September 30,
	2021	2022
Interest income	$387	$615
Interest expense	(77)	(101)
Foreign currency exchange gain (loss), net	(139)	(136)
Gain (loss) on debt securities, net	37	(731)
Gain (loss) on equity securities, net(1)	2,121	(647)
Performance fees	(492)	54
Income (loss) and impairment from equity method investments, net	188	(99)
Other	8	143
Other income (expense), net	$2,033	$(902)
(1)Includes all gains and losses, unrealized and realized, on equity investments. For Q3 2022, the net effect of the loss on equity securities of $647 million and the $54 million reversal of previously accrued performance fees related to certain investments decreased the provision for income tax, net income, and diluted EPS by $125 million, $468 million, and $0.04, respectively. Fluctuations in the value of our investments may be affected by market dynamics and other factors and could significantly contribute to the volatility of OI&E in future periods.
Segment results
The following table presents our revenues and operating income (loss) (in millions; unaudited):

	Quarter Ended September 30,
	2021	2022
Revenues:
Google Services	$59,884	$61,377
Google Cloud	4,990	6,868
Other Bets	182	209
Hedging gains (losses)	62	638
Total revenues	$65,118	$69,092
Operating income (loss):
Google Services	$23,973	$19,781
Google Cloud	(644)	(699)
Other Bets	(1,288)	(1,611)
Corporate costs, unallocated	(1,010)	(336)
Total income from operations	$21,031	$17,135
We report our segment results as Google Services, Google Cloud, and Other Bets:
•Google Services includes products and services such as ads, Android, Chrome, hardware, Google Maps, Google Play, Search, and YouTube. Google Services generates revenues primarily from advertising; sales of apps and in-app purchases, digital content products, and hardware; and fees received for subscription-based products such as YouTube Premium and YouTube TV.
•Google Cloud includes Google’s infrastructure and platform services, collaboration tools, and other services for enterprise customers. Google Cloud generates revenues from fees received for Google Cloud Platform services, Google Workspace collaboration tools, and other enterprise services.
•Other Bets is a combination of multiple operating segments that are not individually material. Revenues from Other Bets are generated primarily from the sale of health technology and internet services.
Unallocated corporate costs primarily include corporate initiatives, corporate shared costs, such as finance and legal, including certain fines and settlements, as well as costs associated with certain shared R&D activities. Additionally, hedging gains (losses) related to revenue are included in corporate costs.